                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                       Event Reported): November 13, 2000




                                  ELINEAR, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                     0-27418                 76-0478045
-----------------------------      --------------        --------------------
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)              File Number)         Identification No.)





       10055 WESTMOOR DRIVE
           WESTMINSTER, CO                                             80021
----------------------------------------                          -------------
(Address of principal executive offices)                            (Zip Code)




Registrant's telephone number, including area code:           (303) 534-1408

ITEM 5.           OTHER EVENTS.

         On November 13, 2000, the Board of Directors of Elinear, Inc. appointed William Ivins and J. Leonard Ivins as replacement provisional members of the Board of Directors to fill the positions vacated by Paul Piciocchi and Paul Thomas. In addition, the Board of Directors elected the following individuals to the positions set forth opposite their names:

Jon Ludwig               Chief Executive Officer, President, Chief
                         Technical Officer and Chairman of the Board

William Ivins            Executive Vice President, Treasurer and Assistant

J. Leonard Ivins         Vice President - Corporate Policy & Finance and
                         Vice Chairman of the Board of Directors

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ELINEAR, INC.

                                  By: /s/ JON LUDWIG
                                     -----------------------------------------
                                      Jon Ludwig, Chief Executive Officer,
                                      President and Chief Technical Officer

Dated: January 2, 2001





                                       3